GENERAL	12 Months Ended
Dec. 31, 2013
GENERAL [Abstract]
GENERAL
NOTE 1:-          GENERAL

a.	Wix.com Ltd. (formerly: Wixpress Ltd.) (the "Company") was incorporated on October 5, 2006, under the laws of the State of Israel, and commenced operations on the same date.

The Company develops and markets an internet service that allows users to create web content.

On January 8, 2008, the Company established a wholly-owned subsidiary in the United States under the name of Wix.Com, Inc. (the "U.S. Subsidiary"), which is engaged primarily in customer support and marketing the Company's service. In November 2011, the Company also established a wholly-owned subsidiary in Brazil under the name Wixpress Brazil Serviços de Internet Ltda. (the "Brazilian Subsidiary"), which is engaged primarily in marketing of the Company's service and provided Company's collection services in Brazil. The Brazilian Subsidiary commenced operations in 2012. In July 2013, the Company established a wholly-owned subsidiary in Lithuania under the name wix.com UAB (the "Lithuanian Subsidiary"), which is engaged in R&D activity. In September 2013, the Company established a wholly-owned subsidiary in Luxemburg under the name wix.com Luxemburg S.a.r.l (the "Luxembourgian Subsidiary"), which is engaged primarily in providing the Company's collection services in Europe.

b.
In November 2013, the Company completed IPO in which the Company issued and sold 5,712,446 Ordinary Shares at a public offering price of $16.50 per share and during December 2013, the underwriters exercised their option to purchase additional 613,340 Ordinary Shares at the same IPO price per share. The total net proceeds received from the IPO were $93,564 after deducting underwriting discounts and commissions of $7,306 and other offering expenses of $3,506. Refer also to Note 8.b.